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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

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                                   FORM 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                               -----------------

       Date of Report (Date of earliest event reported): April 22, 2003

                            AsiaInfo Holdings, Inc.

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            (Exact name of registrant as specified in its charter)

        Delaware                   001-15713                  752506390
-------------------------  -------------------------  -------------------------
        (State or              (Commission File           (I.R.S. Employer
   other jurisdiction of            Number)              Identification No.)
      incorporation)

      4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street
                    Haidian District, Beijing 100086, China
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                   (Address of Principal Executive Offices)

      Registrant's telephone number, including area code +8610 6250 1658





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         (Former name or former address, if changed since last report)

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Item 9.  Regulation FD Disclosure

Results of Operations and Financial Condition

On April 21, 2003, AsiaInfo Holdings, Inc. (the "Corporation") reported its results for the first quarter ended March 31, 2003. The Corporation's earnings release for the first quarter ended March 31, 2003 is attached as Exhibit
99(a). The attached Exhibit is furnished pursuant to Item 12 on Form 8-K.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          AsiaInfo Holdings, Inc.

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

Date: April 22, 2003                                       By:    /s/ Ying Han
                                                                  ----------------------------------
                                                           Name:  Ying Han
                                                           Title: Executive Vice President and Chief
                                                                  Financial Officer



                                 EXHIBIT INDEX

Exhibit                     Earnings Release--First Quarter Ended March 31, 2003
No. 99(a)